Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Systematic Mid Cap Value Fund

Supplement dated April 25, 2018 to the Prospectus and Statement of Additional Information,

each dated July 1, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Systematic Mid Cap Value Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Aman Patel, CFA, serves as a portfolio manager of the Fund. Ronald Mushock, CFA, D. Kevin McCreesh, CFA, and Aman Patel are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus and SAI to the portfolio managers of the Fund shall refer to Messrs. Mushock, McCreesh and Patel.

In addition, effective immediately, the Prospectus is hereby revised as follows:

The section under “Summary of the Funds – AMG Systematic Mid Cap Value Fund” titled “Portfolio Management – Portfolio Managers” on page 8 is hereby deleted and replaced with the following:

Portfolio Managers

Ron Mushock

Managing Partner of Systematic;

Lead Portfolio Manager of the Fund since 12/06.

D. Kevin McCreesh

Managing Partner and Chief Investment Officer of Systematic;

Portfolio Manager of the Fund since 12/06.

Aman Patel

Partner of Systematic;

Portfolio Manager of the Fund since 04/18.

The first paragraph in the section under “Additional Information About the Funds – Fund Management” titled “AMG Systematic Mid Cap Value Fund” on page 15 is hereby deleted and replaced with the following:

Ronald Mushock, CFA, D. Kevin McCreesh, CFA, and Aman Patel, CFA, serve as portfolio managers for the Fund, jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Ronald Mushock serves as Lead Portfolio Manager of AMG Systematic Mid Cap Value Fund with each Portfolio Manager working collaboratively with the others in the day-to-day management of the Fund. Mr. Mushock joined Systematic in 1997 as a Senior Equity Analyst, has served as Portfolio Manager since 2000, and was elected as Managing Partner of Systematic in 2005. D. Kevin McCreesh, as Managing Partner and Chief Investment Officer for Systematic, has oversight responsibilities for all client portfolios. Mr. McCreesh has been a Senior Portfolio Manager with Systematic since 1996 and was promoted to Chief Investment Officer in 2004. Aman Patel has been involved with the portfolio management of Systematic’s Small/Mid Cap Value and Mid Cap Value portfolios since 2009. Mr. Patel joined Systematic in 2002 as an equity research analyst initially covering basic materials, energy and utilities. Prior to joining Systematic, Mr. Patel was a sell-side research analyst at UBS and Prudential Securities. Mr. Patel became a partner at Systematic in 2011. A team of equity analysts works closely with the Portfolio Managers in evaluating and selecting stocks for the Funds.

ST489

In addition, effective immediately, the SAI is hereby revised as follows:

In the section “Management of the Funds – Portfolio Managers of the Funds – Other Accounts Managed by the Portfolio Managers” on page 45, the following information is hereby added for Mr. Patel with respect to the Fund, which is as of March 31, 2018:

Portfolio Manager: Aman Patel

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$806	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	43	$1,179	1	$75

The section “Management of the Funds – Portfolio Managers of the Funds – Portfolio Manager Compensation” on page 46 is hereby deleted and replaced with the following:

Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. The compensation package for portfolio managers Ronald Mushock, D. Kevin McCreesh and Aman Patel, who are Partners of Systematic, consist of a base salary, a share of Systematic’s profits based on each Partner’s respective individual ownership position in Systematic and may also include a subjective annual bonus tied to their individual contributions to the firm’s overall investment success as well as the success of the overall firm. The compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the Portfolio Managers are provided it the benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that receive by other Systematic employees.

In the section “Management of the Funds – Portfolio Managers of the Funds – Portfolio Managers’ Ownership of Fund Shares” on page 46, the following information is hereby added for Mr. Patel with respect to the Fund, which is as of March 31, 2018:

AMG Systematic Mid Cap Value Fund

       Mr. Patel: $100,001 - $500,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE